ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1998

          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                    September 25, 1998, the Remittance date.

                       Due period ended: September 1, 1998

--------------------------------------------------------------------------------

  1   Total Actual Principal Collections                         2,125,530.81
  2   Total Actual Interest Collections                          1,900,601.54
  3   Less Service Fees Service Fees Previously Remitted           117,359.70
  4   Additional Proceeds                                                0.00
                                                                 ------------
  5        Total Collections:                                    3,908,772.65

  6   Pre-Funding Account Transfer                                   1,288.89
  7   Interest Coverage Account Transfer                            78,650.14
                                                                 ------------
  8        Aggregate Amount Received:                            3,988,711.68

      Monthly Advances

  9   Interest Advance                                             350,330.22
 10   Compensating Interest                                          5,585.87
 11   Amounts Held for Future Distributions                              0.00
 12   Cross Collateral Deposit                                           0.00
 13   Reserve Withdrawal per Sec. 6.14c                                  0.00
                                                                 ------------
 14        Available Remittance Amount:                          4,344,627.77

 15   Service Fees                                                       0.00
 16   Expense Account Deposit:                                       6,449.77
                                                                 ------------
 17        Adjusted Remittance Amount:                           4,338,178.00

      Remaining Amount Available:

 18             Adjusted Remittance Amount                       4,338,178.00
 19             Insured Payments                                         0.00
 20             Monthly Premium @ 12 bp
                   due Certificate Insurer                          25,799.08
 21             Cross Collateral Withdrawal                              0.00
 22             Class Remittance Amounts                         4,312,378.92
 23             Non-Recoverable Advances not
                   Previously Reimbursed                                 0.00
                                                                 ------------
      Total Remaining Amount Available:                                  0.00
                                                                 ============

      Amount of Reimbursements Pursuant to Sec. 5.04
 24        Servicing Fee                                                 0.00
 25        Monthly Advances and Servicer Advances                        0.00
 26        Other Mortgage Payments                                       0.00
 27        Interest Earned on P&I Deposits                               0.00
 28        Additional Servicing Compensation                             0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1998

          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                    September 25, 1998, the Remittance date.

                       Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL               CLASS 1A                    CLASS R
                                                                -----               --------                    -------
 29   Loans Outstanding - BOM                                            3807
 30   Original Loan Balance                                    244,459,594.81       244,459,594.81
 31   Pre-Funding Account Balance                               20,391,975.59        20,391,975.59
 32   Initial Overcollateralization                              4,733,921.07         4,733,921.07
 33   Realized Losses, LTD                                               0.00                 0.00
 34   Carryforward Amount                                                0.00                 0.00
 35   Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                 0.00                 0.00
                                                               ---------------------------------------------------------
 36   Total Class Principal Balance                            260,117,649.33       260,117,649.33
 37        Pool Factor per Loan Balance                            91.9021033%          91.9021033%
 38        Pool Factor per Class Balance                           97.7885900%          97.7885900%
 39   Excess Spread                                                      0.00                                      0.00
 40   Cross Collateral Withdrawal                                        0.00                                      0.00
 41   Cross Collateral Deposit                                           0.00                 0.00
 42   Additional Principal due Class A                             875,565.99           875,565.99
 43   Interest Remittance @ Pass-Through Rates                   1,309,993.23         1,309,993.23

      PRINCIPAL ADDITIONS:
 44             Number of loans                                           265                  265
 45             Transfers from Pre-Funding Account              20,390,686.70        20,390,686.70

      PRINCIPAL REDUCTIONS:
 46             Class 1A-5 Lockout Remittance                            0.00
 47             Prepayments - Number                                       28                   28
 48             Prepayments - Dollar                             1,544,052.85         1,544,052.85
 49             Delinquent Loans Repurchased - Number                       0                 0.00
 50             Delinquent Loans Repurchased - Dollar                    0.00                 0.00
 51             Net Liquidation Proceeds                                 0.00                 0.00
 52             Curtailments                                       296,131.56           296,131.56
 53             Normal and Excess Payments                         285,346.40           285,346.40
 54             Pre-Funding Account Transfer                         1,288.89             1,288.89
                                                              ---------------------------------------------------------
 55   Total Principal Remittance                                 2,126,819.70         2,126,819.70
 56   Additional Principal Reduction                               875,565.99           875,565.99
                                                              ---------------------------------------------------------
 57   Total Remittance                                           4,312,378.92         4,312,378.92                 0.00
                                                              =========================================================
 58   Current Month Realized Loss - Number                                0                                        0
 59   Current Month Realized Loss - Dollar                                0.00                                     0.00

      CLASS PRINCIPAL BALANCE - EOM

 60   Loans Outstanding - EOM                                            4044
 61   Closing Loan Balance                                     262,724,750.70       262,724,750.70
 62   Pre-Funding Account Balance                                        0.00                 0.00
 63   Additional Principal Reduction, LTD                        5,609,487.06         5,609,487.06
 64   Realized losses, LTD                                               0.00                 0.00
 65   Aggregate Unpaid Principal Balance of Delinquent
 66      Loans Repurchased per Sec. 5.11                                 0.00                 0.00
                                                              ---------------------------------------------------------
 67   Total Class Principal Balance                            257,115,263.64       257,115,263.64
 68        Pool Factor per Loan Balance                            98.7687033%          98.7687033%
 69        Pool Factor per Class Balance                           96.6598735%          96.6598736%
-----------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1998

          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                    September 25, 1998, the Remittance date.

                       Due period ended: September 1, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                                TOTAL               CLASS A-1
                                                                -----               ---------
 70   Weighted Note Rate - THIS Remittance                    10.59306 %
 71   Weighted Note Rate - NEXT Remittance                    10.67797 %

 72   Related Remittance Period for Libor Rate                25-Aug-98               thru               24-Sep-98
 73   Days in Related Period                                      31

 74   Pass-Through Rates                                                            5.84844%

 75   Weighted Average Remaining Term                          235.27

 76   Original Pool - Principal Balance                        168,503,688.56       168,503,688.56
 77   Original Pool - Pre-Funding Account                      100,454,855.42       100,454,855.42
 78   Original Pool - Additional Principal Reduction             2,958,543.98         2,958,543.98
                                                               --------------       --------------
 79   Original Pool Total                                      266,000,000.00       266,000,000.00
 80   Original Pool - Number of Loans                            2573

-----------------------------------------------------------------------------------------------------------------------
      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                Beg.of Month         Current Month         End of Month
                                                               --------------       ---------------       -------------
 81   Additional Principal Reduction, LTD                        4,733,921.07           875,565.99         5,609,487.06
 82   Cross Collateral Deposits                                          0.00                 0.00                 0.00
 83   Less:  Realized Losses, LTD                                        0.00                 0.00                 0.00
                                                                -------------       --------------        -------------
 84   Overcollateralization of Principal                         4,733,921.07           875,565.99         5,609,487.06
                                                                =============       ==============        =============
 85   Base Overcollateralization Required                                                                 16,675,429.73
 86   Required Overcollateralization Amount                                                               16,675,429.73


      CURRENT MONTH SUBORDINATED AMOUNT                         Beg.of Month         Current Month        End of Month
                                                               --------------       ---------------      --------------
 87   Original Subordinated Amount                              32,812,942.37          N/A                32,812,942.37
 88   Less: Cumulative Realized Losses                                   0.00                 0.00                 0.00
 89   Plus: Cumulative Additional Proceeds                               0.00                 0.00                 0.00
                                                                -------------       --------------        -------------
 90   Current Subordinated Amount                               32,812,942.37                             32,812,942.37
                                                                =============       ==============        =============

      NONRECOVERABLE ADVANCE RECONCILIATION

 91   Beginning of Month                                                                      0.00
 92   Current Month Unpaid Nonrecoverable Advance                                             0.00
 93   Less: Current Month Reimbursement                                                       0.00
                                                                                    --------------
 94   End of Month                                                                            0.00

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1998

          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                    September 25, 1998, the Remittance date.

                       Due period ended: September 1, 1998

--------------------------------------------------------------------------------------------------
                                                                                       CLASS
                                                                  TOTAL                  A1
                                                              ---------------      ---------------
 95   Total Class Principal - Original Pool                   $266,000,000.00      $266,000,000.00
 96   Interest Remittance Amount                                 1,309,993.23         1,309,993.23
 97   Interest Rate Factor / 1000                                    4.924787             4.924787

 98   Total Principal Collections                                2,126,819.70         2,126,819.70
 99   Prefunding Account Transfer                                        0.00                 0.00
100   Additional Principal Reduction                               875,565.99           875,565.99
                                                              ---------------      ---------------
101   Principal Remittance Amount                                3,002,385.69         3,002,385.69
102   Principal Payment Factor/1000                                 11.287164            11.287164
103   Principal Factor                                             966.598735           966.598735

104   Prior Month Principal Factor                                 977.885899           977.885899

--------------------------------------------------------------------------------------------------

                                                                     Page 4 of 4

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                 1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998,
    Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for September 25, 1998, the Remittance date.

                         Period Ended: September 1, 1998
--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                              2,735,183.14
  2 Total Actual Interest Collections                               1,402,941.92
  3      Less: Service Fees Previously Remitted                        89,020.77
  4 Additional Proceeds                                                     0.00
                                                                    ------------
  5      Total Collections:                                         4,049,104.29

  6 Pre-Funding Account Transfer                                        2,008.90
  7 Interest Coverage Account Transfer                                 22,030.51
                                                                    ------------
  8 Aggregate Amount Received:                                      4,073,143.70

    Monthly Advance
  9      Interest Advance                                             268,560.27
 10      Compensating Interest                                         10,837.12
 11      Amounts Held for Future Distributions                              0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                                    0.00
                                                                    ------------
 13 Available Remittance Amount:                                    4,352,541.09

 14      Less: Service Fees                                                 0.00
 15      Less: Expense Account Deposit                                  4,831.90
 16      Cross Collateral Deposit                                           0.00
                                                                    ------------
 17 Adjusted Remittance Amount:                                     4,347,709.19

    Remaining Amount Available:

 18      Adjusted Remittance Amount                                 4,347,709.19
 19      Insured Payments                                                   0.00
 20           Monthly Premium @ 12 bp
                 due Certificate Insurer                               19,327.58
 21      Class Remittance Amounts                                   4,328,381.61
 22      Cross Collateral Withdrawal                                        0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                         0.00
                                                                    ------------
 24 Total Remaining Amount Available:                                       0.00
                                                                    ============

    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                      0.00
 26      Monthly Advances and Servicer Advances                             0.00
 27      Other Mortgage Payments                                            0.00
 28      Interest Earned on P&I Deposits                                    0.00
 29      Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                 1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998,
    Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for September 25, 1998, the Remittance date.

                         Period Ended: September 1, 1998

-------------------------------------------------------------------------------------------------------------------------
                                                                        Total             Class 2-A               Class R
                                                                        -----             ---------               -------
 30           Number of Loans                                               1828
 31 Original Principal Balance                                     201,512,538.22      201,512,538.22
 32 Original Pre-Funding Account Balance                                 2,008.90            2,008.90
 33 Initial Overcollateralization                                    5,501,528.43        5,501,528.43
 34 Realized Losses, LTD                                                     0.00                0.00
 35 Carryforward Amount                                                      0.00                0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                       0.00                0.00
                                                                  -------------------------------------------------------
 37 Opening Class Principal Balance                                196,013,018.69      196,013,018.69
 38           Pool Factor per Loan Balance                           101.2625820%        101.2625820%
 39           Pool Factor per Class Balance                          100.0000000%        100.0000000%
 40 Excess Spread                                                            0.00                                   0.00
 41 Additional Principal due Class A                                   612,476.75          612,476.75
 42 Cross Collateral Deposit                                                 0.00                0.00
 43 Cross Collateral Withdrawal                                              0.00                                   0.00
 44 Interest Remittance                                                978,712.82          978,712.82
 45 Available Funds Cap Carry Forward                                        0.00                0.00
               Distribution (see schedule C)

    Principal Additions:
 46           Number of Loans                                                0
 47           Transfers from Pre-Funding Account                             0.00                0.00

    Principal Reductions:
 48           Prepayments - Number                                          18                  18
 49           Prepayments - Dollar                                   2,645,138.28        2,645,138.28
 50           Delinquent Loans Repurchased - Number                          0                   0
 51           Delinquent Loans Repurchased - Dollar                          0.00                0.00
 52           Net Liquidation Proceeds                                       0.00                0.00
 53           Curtailments                                               3,349.89            3,349.89
 54           Normal and Excess Payments                                86,694.97           86,694.97
 55           Pre-Funding Account Transfer                               2,008.90            2,008.90
                                                                  -------------------------------------------------------
 56 Total Principal Remittance                                       2,737,192.04        2,737,192.04
 57 Additional Principal Reduction                                     612,476.75          612,476.75
                                                                  -------------------------------------------------------
 58 Total Remittance                                                 4,328,381.61        4,328,381.61               0.00
                                                                  =======================================================
 59 Carryforward Amount                                                      0.00
 60 Current Month Realized Loss - Number                                     0                                      0
 61 Current Month Realized Loss - Dollar                                     0.00                                   0.00

    Class Principal Balance - EOM
 62           Number of Loans                            #                1810
 63 Closing Loan Balance                                           198,777,355.08      198,777,355.08
 64 Pre-Funding Account Balance                                              0.00                0.00
 65 Additional Principal Reduction, LTD                              6,114,005.18        6,114,005.18
 66 Realized Losses, LTD                                                     0.00                0.00
 67 Carryforward Amount                                                      0.00                0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                       0.00                0.00
                                                                  -----------------------------------
 69 Closing Class Principal Balance                                192,663,349.90      192,663,349.90
 70           Pool Factor per Loan Balance                            99.8881181%         99.8881181%
 71           Pool Factor per Class Balance                           96.8157537%         96.8157537%
-------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                 1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998,
    Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for September 25, 1998, the Remittance date.

                         Period Ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      TOTAL              CLASS A1
                                                                                      -----              --------
 72 Weighted Note Rate - This Remittance:                                           10.24394%
 73 Weighted Note Rate - Next Remittance:                                           10.26523%

 74 Available Cap Carry Foward Amount - This Remittance:                                         0.00
                             (see schedule C)

 75 Pass-Through Rate:                                                               5.79844%            5.79844%

 76 Related Remittance Period:                                                      25-Aug-98              thru           24-Sep-98
 77 Days in Related Period:                                                             31

 78 Weighted Average Remaining Term                                                   355.04

 79 Original Pool - Principal Balance                                         124,023,590.83      124,023,590.83
 80 Original Pool - Pre-Funding Account Balance                                79,228,918.11       79,228,918.11
 81 Original Pool - Initial Overcollateralization                               4,252,508.94        4,252,508.94
                                                                     -------------------------------------------
 82 Original Pool - Class Principal Balance                                   199,000,000.00      199,000,000.00
 83 Original Pool - Number of Loans                                          1135

    --------------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                            Beginning of Month     Current Month        End of Month
                                                                     ---------------------------------------------------------------
 84 Initial Overcollateralization                                               5,501,528.43          612,476.75        6,114,005.18
 85 Cross Collateral Deposits, LTD                                                      0.00                0.00                0.00
 86 Less:  Realized Losses, LTD                                                         0.00                0.00                0.00
                                                                     ---------------------------------------------------------------
 87 Overcollateralization of Principal                                          5,501,528.43          612,476.75        6,114,005.18
                                                                     ===============================================================

 88 Base Overcollateralization Requirement                                                                             12,195,150.54
 89 Required Overcollateralization                                                                                     12,195,150.54


    CURRENT MONTH SUBORDINATED AMOUNT                                      Beginning of Month       Current Month       End of Month
                                                                     ---------------------------------------------------------------

 90 Original Subordinated Amount                                               26,422,826.16          N/A              26,422,826.16
 91 Less: Cumulative Realized Losses                                                    0.00                0.00                0.00
 92 Plus: Cumulative Additional Proceeds                                                0.00                0.00                0.00
                                                                     ---------------------------------------------------------------
 93 Current Subordinated Amount                                                26,422,826.16                           26,422,826.16
                                                                     ===============================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                                  0.00
 95 Current Month Nonrecoverable Advance                                                0.00
 96 Less: Current Month Reimbursment                                                    0.00
                                                                     -----------------------
 97 End of Month                                                                        0.00
                                                                     =======================
    --------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                 1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998,
    Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for September 25, 1998, the Remittance date.

                         Period Ended: September 1, 1998

    ------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS
                                                                                                       A1
                                                                     -------------------------------------------
 98 Total Class Principal - Original Pool                                    $199,000,000.00     $199,000,000.00
 99 Interest Remittance Amount                                                    978,712.82          978,712.82
100 Interest Rate Factor / 1000                                                     4.918155            4.918155

101 Total Principal Collections                                                 2,735,183.14        2,735,183.14
102 Prefunding Account Transfer                                                     2,008.90            2,008.90
103 Additional Principal Reduction                                                612,476.75          612,476.75
                                                                     -------------------------------------------
104 Principal Remittance Amount                                                 3,349,668.79        3,349,668.79
105 Principal Payment Factor/1000                                                  16.832506           16.832506
106 Principal Factor                                                              968.157537          968.157537

107 Prior Month Principal Factor                                                  984.990043          984.990043

    ------------------------------------------------------------------------------------------------------------

                                                                     Page 4 of 4